Exhibit 10.2
NOTICE OF ASSIGNMENT OF LEASE
DATE:    January 1, 2022
TO:    Zymeworks Inc. (the "Tenant")
FROM:    5th & Main Partnership (the "Assignor");

2000 Main Holdings Inc. and Mount Pixel Projects Limited Partnership (together, the
"Interim Owner"); and
130 E 4th Partnership (the "Assignee")
RE:    Lease dated for reference January 25, 2019, as amended and modified from time to time (collectively, the "Lease"), between the Assignor, as landlord, and the Tenant, as tenant, the Assignor leased to the Tenant certain premises comprising a portion of the second floor and the fifth, sixth, seventh and eighth floors of the building situate at 114 East 4th Avenue, Vancouver, British Columbia and legally described as Parcel Identifier: 030-712
181, Lot A Block 24 District Lot 200A Group 1 New Westminster District Plan EPP83574
(the "Property")
TAKE NOTICE that:
1.Effective as of the date of this Notice, the Assignor transferred (the "First Transfer") to the
Interim Owner, all of the Assignor's beneficial right, title and interest in and to the Property, each as to an undivided 50% interest.
2.In connection with the First Transfer, the Assignor transferred to the Interim Owner all of the
Assignor's right, title and interest in and to the Lease. A copy of the assignment agreement is attached hereto as Schedule A.
3.Effective as of the date hereof, the Interim Owner transferred (the "Second Transfer") to the
Assignee, all of the Interim Owner's beneficial right, title and interest in and to the Property.
4.In connection with the Second Transfer, the Interim Owner transferred to the Assignee all of the Interim Owner's right, title and interest in and to the Lease. A copy of the assignment agreement is attached hereto as Schedule B.
5.The Assignee has accepted the assignment of the Lease and all of the right, title, interest, obligations, duties and liabilities of the landlord arising under the Lease from and after the effective date of the assignment, and covenants and agrees with the Tenant to perform any such obligations and duties and discharge such liabilities in accordance with the provisions of the Lease.
6.From and after the date of this Notice, the Assignee is entitled to: (i) receive all rents and other payments due under your lease; and (ii) be named as your landlord in any insurance policy required to be maintained by you under your lease and you are hereby directed to instruct your insurers of the interest of the Assignee in your insurance policy or policies.
7.    Until further written notice from the Assignee, you are hereby authorized and directed to make all rent and other payments falling due under your lease from and after the date hereof payable to "130 E 4th Partnership”, or as the Assignee may in writing further direct, at the address set out below:
600 – 1067 West Cordova Street, Vancouver, B.C. V6C 1C7
    and this shall constitute your sole, sufficient and irrevocable authority for doing so.
This Notice may be executed by electronic signatures and delivered by electronic means. Such electronic copy will be deemed an original and may be used as evidence of execution.
SIGNATURE PAGES FOLLOW

Dated as of the date first above written.
ASSIGNOR:
5TH & MAIN PARTNERSHIP, by its partners:

2000 MAIN HOLDINGS INC.

Per:    /s/ Judy Leung
Authorized Signatory
MOUNT PIXEL PROJECTS LIMITED PARTNERSHIP,
by its general partner, 1038324 B.C. LTD.

Per:    /s/ Ryan Holmes
Authorized Signatory
INTERIM OWNER:

2000 MAIN HOLDINGS INC.
Per:    /s/ Judy Leung
Authorized Signatory

MOUNT PIXEL PROJECTS LIMITED PARTNERSHIP,
by its general partner, 1038324 B.C. LTD.

Per:    /s/ Ryan Holmes
Authorized Signatory

ASSIGNEE:
130 E 4TH PARTNERSHIP, by its partners:

2000 MAIN HOLDINGS INC.

Per:    /s/ Judy Leung
Authorized Signatory

MOUNT PIXEL PROJECTS LIMITED PARTNERSHIP,
by its general partner, 1038324 B.C. LTD.

Per:     /s/ Ryan Holmes
Authorized Signatory

TENANT'S ACKNOWLEDGEMENT
The Tenant hereby acknowledges receipt of this Notice and covenants to perform and observe all of the obligations of the Tenant as set out in the Lease or established at law arising during the term of the Lease and any renewal or extension thereof including, without limiting the generality of the foregoing, the obligation to pay rent and all other amounts payable under the Lease by the Tenant to the Assignee, now owing or to become due in the future and whether characterized as rent or not, and all other obligations of the Tenant whether constituting conditions, covenants, provisos, representations, undertakings or warranties.
Acknowledged this 14th day of February, 2022. ZYMEWORKS INC.

Per:    /s/ Neil Klompas
Authorized Signatory